Exhibit 99.9

	% of the pool	WAC	seasoning	avg .oan size	FICO	FICO <600	OLTV	Combined LTV	IO %	Stated Doc%	% of fixed	% of primary resi	DTI	CA %	% of 2nd lien
all collateral
loan <$75,000
Loan >$600,000
2nd liens
fixed rate loans
FICO <600
DTI 45.01-50
DTI >50
IO loans
all 1st lien that have a 2nd lien behind
stated doc—wage earner
stated doc-self employed
NIV
Loan grade—B
Loan Grade-C
2-4 family loans
loans that are of Stated doc,and IO, and with 2nd lien behind, and DTI greater than 45
Southern -CA
Northern CA
LTV=80
LTV=100
states:
Illionis
Michigan